Exhibit 99.1

Building Bridges in Medical Dermatology Investor Presentation NYSE American: TMBR September 2020

Safe Harbor Statement Certain statements contained in this PowerPoint presentation describing Timber’s technology and development program, including, without limitation, statements containing the words “expects,” “anticipates,” “believes,” and words of similar import, constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements are subject to various risks and uncertainties that could cause actual future results and events to differ materially from those currently anticipated. Potential investors are cautioned not to place undue reliance on these forward - looking statements. 2 NYSE American: TMBR

3 Introducing Timber Pharmaceuticals Timber Pharmaceuticals is building an orphan dermatology company that focuses on mitigating the cost, risk, and time of drug development by leveraging the Orphan Drug pathway for conditions with no FDA Approved treatments. The company’s investigational therapies utilize proven mechanisms - of - action backed by decades of clinical experience and well - established CMC (chemistry, manufacturing and control) and safety profiles. Timber is initially focused on developing non - systemic treatments for rare dermatologic diseases including congenital ichthyosis (CI), facial angiofibromas in tuberous sclerosis complex (TSC), and localized scleroderma. NYSE American: TMBR

4 Investment Highlights • Positioned to become a leading Dermatology company with a focus on orphan diseases, led by a management team with a proven track record in development and commercialization • High potential, late stage, low risk multi - product candidate pipeline • Proven clinical Proof of Concept (POC) • All programs qualify for Orphan Drug status and currently have no approved treatments • Large market opportunities for both lead product candidates • U.S. market for each is estimated at $250 million annually at peak* • Additional market expansion potential in broader dermatology indications • Enrolling patients in two Phase 2b studies with two different product candidates • Both studies on track and proceeding as expected • Actions put in place to mitigate additional risk from COVID - 19 • $14 million in cash on hand will fund Company through multiple key clinical development milestones, including topline data readout from both Phase 2b studies NYSE American: TMBR * Based on Timber estimates

5 Timber’s Focused Strategy • Focused on mitigating the cost, risk, and time of drug development while retaining earnings potential • Based on three key tenets: • Emphasis on compounds with broad and proven mechanisms of action across many dermatologic conditions • Differentiation of the drug product and creation of a barrier to entry strategy through significant and proprietary reformulation and repositioning • Orphan indications will be pursued initially, then will seek to expand market for each product through approval for additional indications NYSE American: TMBR

6 Timber Business Model • Focused on Orphan Drug Indications and Leveraging the 505(b)(2) pathway • Orphan Drugs • Timber will be first to market by pursuing conditions for which there are no current FDA approved treatments • Requires smaller and less costly drug trials with greater flexibility from the FDA • Orphan Drug Market Exclusivity limits additional market entrants and conveys pricing power • 7 years in U.S., 10 years in E.U. • Potential to receive valuable priority review voucher from FDA • Leveraging the 505(b)(2) pathway • De - risks the entire program • Utilization of proven drugs and mechanisms of action eliminates duplication of costly Phase 1 trials • Safety and efficacy already established • Can immediately begin Phase 2 studies • Fewer requirements from FDA NYSE American: TMBR

7 Strategically Building Pipeline in Rare Dermatologic Disease NYSE American: TMBR

8 Life Cycle Management All products have potential follow - on indications in significant dermatology markets Severe Acne Port Wine Stains Hypertrophic/Keloid Scars TMB - 001 TMB - 002 TMB - 003 Sturge - Weber Syndrome Darier’s Disease Scarring Alopecia Sebaceous Hyperplasia NYSE American: TMBR

9 TMB - 001 for Congenital Ichthyosis A rare disorder of keratinization affecting ~ 80,000 people in the U.S. (>1.5 million globally) Prevalence • X - Linked Ichthyosis has a prevalence of 1:2,000 - 1:6,000 males • Lamellar Ichthyosis has a prevalence of 1:100,000 - 200,000 Quality of life is significantly affected • Skin inflammation and fragility, pruritus, fissuring and cracking of thickened skin, ectropion, anhidrosis, and in some severe cases, an increased susceptibility to infection • In Lamellar Ichthyosis, almost the whole body can be covered and be severe No FDA Approved treatments Unmet Need: An efficacious and safe treatment that can be used long term to cover a large body surface area . NYSE American: TMBR 2017 Yale Copyright 2017 Yale Copyright 2017 Yale Copyright

10 Isotretinoin is widely viewed as the most effective therapy for several skin conditions, including ichthyosis, but it is only available orally, where high dose, chronic oral therapy cannot be tolerated due to systemic toxicity TMB - 001 utilizes proprietary IPEG™ delivery system to target isotretinoin delivery to the epidermis and dermis, minimize systemic absorption and remove irritating excipients Market Opportunity: • $250 million annual estimated US market size at peak* Development Stage: • Phase 2B study in CI is currently enrolling • Phase Ib /2a POC study in CI completed in 2018 with positive data on clinically meaningful endpoints and no systemic absorption 2018 FDA Orphan Products Grant Recipient • Awarded $1.5 Million from the FDA to run the Phase 2A and Phase 2B Clinical Trials TMB - 001 Topical Isotretinoin in CI Proprietary topical formulation minimizing systemic absorption and allowing for chronic treatment NYSE American: TMBR We believe we have Strong Market Protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and additional patents pending * Based on Timber’s estimates

11 TMB - 002 for Facial Angiofibromas in Tuberous Sclerosis Complex TSC is a multisystem genetic disorder affecting approximately 50,000 people in the US TSC is caused by the unregulated activation of the mammalian target of rapamycin (mTOR) pathway, resulting in the growth of hamartomas in multiple organs Prevalence • 40,000 - 50,000 People suffer from TSC in the US • 75% of these have Facial Angiofibromas Rapamycin is a well - known inhibitor of inflammatory signaling in TSC, including in FAs, but only available as an oral agent, associated with significant systemic toxicity No FDA Approved Topical Formulation of Rapamycin Unmet Need: FDA Approved, GMP Quality Topical Rapamycin Formulation to treat Facial Angiofibromas with a significantly better safety profile NYSE American: TMBR

12 TMB - 002 Topical Rapamycin (Pascomer®) Potentially the First Commercially Available, High - Quality Topical Formulation of Rapamycin with Broad Access Proprietary topical formulation of rapamycin (1.0%, 0.5%, and 0.1%) • Additional 5% strength assessed in preclinical toxicity studies Utilizes trade secret lipid crystalline vehicle system designed to improve stability and delivery of unstable APIs • Compounded formulations that are sometimes currently used lack consistent quality, potency, and homogeneity • Other topical rapamycin formulations have short shelf lives and require refrigeration • Pascomer has demonstrated room temperature stability for 0.5%, 1.0%, and 5.0% formulations Market Opportunity: • $250 million annual estimated US market size at peak* Development Stage • Efficacy of topical rapamycin demonstrated in multiple well controlled studies and dozens of published case reports • Robust Phase 2B study (one of two pivotal studies required for registration) in FAs in TSC underway; Enrolling 120 subjects across 17 sites We believe we have Strong Market Protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and with additional patents pending NYSE American: TMBR * Based on Timber’s estimates

13 Anticipated Near Term Milestones TMB - 001 TMB - 002 Q3 2020 Phase 2B – Opening of all sites Phase 2B – Opening of all sites Q4 2020 Reach 50% enrollment of the Phase 2B trial Reach 50% enrollment of the Phase 2B trial Publish data from Phase 2A study Q1 2021 Complete enrollment Complete enrollment Receive 3 rd tranche of grant funding Q2 2021 Complete Phase 2B trial Complete Phase 2B trial Q3 2021 Topline data for Phase 2B trial Topline data for Phase 2B trial Q4 2021 FDA meeting for Phase 3 trial planning FDA meeting for Phase 3 trial planning NYSE American: TMBR

14 Financial and Capitalization Highlights Upon closing of the merger that made Timber a publicly trading company on May 18, 2020, Timber also completed a financing with gross proceeds of $20 million from certain institutional investors in exchange for common shares and warrants. In addition, a $5 million bridge note previously issued by Timber LLC was converted into common shares and warrants on the same terms as the new funding. Timber believes that proceeds from this financing will be sufficient to fund its operating expenses and capital expenditure requirements into the fourth quarter of calendar year 2021. NYSE American: TMBR As of June 30, 2020 Shares Outstanding Fully Diluted Shares Fully Diluted Ownership % Common stock for acquisition of BPMX 1,367,326 1,367,326 4.94% Common stock issued to new investors 4,180,208 4,180,208 15.10% Conversion of Timber LLC units 6,295,724 6,295,724 22.74% Series A Warrants 8,384,764 30.29% Series B Warrants 7,042,175 25.44% Bridge Warrants 413,751 1.49% 11,843,258 27,683,948 100.00% Capitalization Table

15 Leadership Team Strong Balance between Entrepreneurial Acumen and Proven Operational Leadership Michael Derby, MS, MBA, Executive Chairman • Pharma entrepreneur with several successful exits • Managing Partner of TardiMed Sciences • Founder of Norphan Pharmaceuticals, rare neurology drug development, sold to Marathon Pharma (2013), subsequently sold to PTC Therapeutics (2017) • Co - Founder & CEO of Castle Creek Pharmaceuticals, rare dermatology drug development, raised >$120 million across three rounds of financing from leading investors John Koconis, MBA, CEO • Seasoned Pharmaceutical executive with over 25 years experience leading successful teams in global markets and having launched multiple market leading products in Dermatology • President & CEO of LEO Pharma (US), established a market leading Dermatology company with focus on Psoriasis and AK • Global Lead for Dermatology and Respiratory Disease at Sanofi Genzyme, led the Global launch of Dupilumab in AD • EVP & CCO at Castle Creek Pharmaceuticals, built a rare/orphan dermatology company with a focus on EBS NYSE American: TMBR

16 Zach Rome, Chief Operating Officer • Dermatology inventor and entrepreneur • Co - founder and President at Patagonia Pharmaceuticals, >$11 million in funding from founders and strategic partner • Advanced lead development candidate from concept to Phase 2B clinical studies and was the Recipient of FDA Orphan Products Grant • Partner at TardiMed Sciences Amir Tavakkol, PhD, EVP and CSO • Senior executive and a passionate leader with strong management skills with over 25 years of drug development and medical affairs experience in large pharma/biotech, consumer healthcare and academia • Nationally and internationally recognized industry drug - development expert in nail, skin and hair fungal diseases, with significant experience in pre - clinical research, phase 1 – 4 clinical research in retinoids, dermatosis, and cutaneous antioxidant products. • Head of Dermatology Clinical Research at Schering - Plough leading the simultaneous approval of phase 3 programs by FDA, EMEA, PMDA, and Health Canada for topical antifungal drug tavaborole, • Head of Antifungal Product Development at Merck; CDO at Viamet where he led drug development efforts for Viamet’s portfolio of antifungal drugs • EVP & CDO at Castle Creek Pharmaceuticals where he focused on drug development for rare skin diseases including EBS and CI among others. Joseph Lucchese, CFO • Chief Financial Officer of Timber Pharmaceuticals as well as a Partner at TardiMed Sciences. • Founding member and Managing Director of Oncology Partners • Managing Director at BlueStone Capital Partners, headed the Private Placement desk. • Portfolio Manager and Chief Financial Officer of the MicroCap Fund, a NASDAQ - listed private equity fund that invested in early stage companies in the healthcare and information technology sectors. • Began career as a member of Chase Manhattan Bank’s Merchant Banking Group, part of the team that financed highly leveraged transactions and managed the bank’s private equity portfolio. NYSE American: TMBR

17 ▪ Topical Isotretinoin for Congenital Ichthyosis ▪ Topical Rapamycin for Facial Angiofibromas in Tuberous Sclerosis Complex ▪ Locally Delivered Endothelin - A Antagonist for Localized Scleroderma ▪ Recently acquired Topical Minocycline programs ▪ Label expansion opportunities for all programs ▪ Track record of success, including founding and build - up of Castle Creek Pharma, raising >$120 million in capital ▪ Deep experience in dermatology and rare disease ▪ High unmet needs with large market potential ▪ All programs qualify for Orphan Drug status ▪ No approved treatments for indications ▪ Potential to receive valuable priority review voucher from FDA ▪ Clinical proof of concept established in two assets ▪ Proven MOA’s with decades of clinical experience ▪ Well - known CMC and safety profiles ▪ Portfolio of orphan indications ▪ Additional broad dermatology indications under exploration ▪ Market expansion potential in broader dermatology indications Rare, High Need Medical Dermatology Large Market Potential Multiple Shots on Goal De - Risked Portfolio Management Expertise Key Takeaways NYSE American: TMBR

Building Bridges in Medical Dermatology For additional Investor Information please contact: John Koconis Stephanie Prince CEO PCG Advisory jkoconis@timberpharma.com sprince@pcgadvisory.com (646) 762 - 4518 Thank You www.timberpharma.com